497(e)
                                                                      333-103199

AXA Equitable Life Insurance Company
Incentive Life(SM) Legacy
Incentive Life(SM) '06
PROSPECTUS SUPPLEMENT DATED FEBRUARY 18, 2008
--------------------------------------------------------------------------------

This Supplement updates certain information in the above-referenced Prospectuses, Supplements to the Prospectuses and Statements of Additional Information, dated May 1, 2007, as previously supplemented (together, the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses.


LIVING CARE RIDER NAME CHANGE

Effective March 1, 2008, the term "Living Care Rider" will be changed to "Long Term Care Services(SM) Rider."* Please note this change wherever the term "Living Care Rider" appears in your Prospectus. This is a name change only and does not change any of the terms, conditions or features of the benefit.

* Except in the state of Massachusetts, where this benefit will be called the Accelerated Death Benefit for Chronic Illness Rider.
















                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104


  (Copyright) 2008 AXA Equitable Life Insurance Company. All rights reserved. Incentive Life(SM) is a service mark of AXA Equitable Life Insurance Company.

IL 01 (1/08)                                                     140221 (1/08)
NB/IF                                                                   x01982
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AXA Equitable Life Insurance Company

Variable Life Insurance Policies

Accumulator(R) Life             Incentive Life(SM) 2000
Paramount Life(SM)              Champion 2000
IL Protector(R)                 Incentive Life(SM)
IL COLI(SM)                     Survivorship Incentive Life(SM)
IL COLI(SM) '04                 Incentive Life(SM) '02
Incentive Life Plus(R)          Survivorship Incentive Life(SM) '02
Survivorship 2000               Incentive Life(SM) '06
                                Incentive Life(SM) Legacy

PROSPECTUS SUPPLEMENT DATED FEBRUARY 25, 2008
--------------------------------------------------------------------------------

This supplement updates certain information in the most recent Prospectus that you received for your AXA Equitable variable life insurance policy listed above, and in any supplements to that Prospectus. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.

LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST
OPTION

As described in your Prospectus, your policy permits you to transfer a limited amount of your policy's account value out of the guaranteed interest option ("GIO") during certain time periods (the "GIO Transfer Period"). See "Transferring your money among our investment options -- Transfers you can make" (or other applicable sections regarding transfers) in your Prospectus. Through September 30, 2008, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through September 30, 2008), you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option whether or not you are within the GIO Transfer Period.

You can request a transfer via the Internet by visiting our AXA-Equitable.com website and registering for online account access. If you need assistance, please contact a customer service representative by calling 1-800-777-6510. You can also write to us at our Administrative Office. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern
Time) take effect the next business day. Your transfer request must be received by 4:00 p.m. (Eastern Time) on September 30, 2008, in order to take advantage of this unrestricted transfer opportunity.

Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit, if available under your policy. Additionally, depending on your policy, there may be a charge for making this transfer. Your Prospectus will specify if your policy imposes a charge for this transfer.




                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104

   Copyright 2008 AXA Equitable Life Insurance Company. All rights reserved. Accumulator(R) Life, IL Protector(R) and Incentive Life Plus(R) are issued by and are registered service marks of AXA Equitable Life Insurance Company. Paramount Life(SM), IL COLI(SM), Incentive Life(SM) and Survivorship Incentive
       Life(SM) are service marks of AXA Equitable Life Insurance Company.

EVM 341 (2/08)                                                   132054 (2/08)
IF/NB                                                                   x01997